                                                                                                                                                    EXHIBIT 99.2

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

													Years Ended December 31,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	2005	2005	2005	2004	2004	2004	2004	2003	2003	2003	2003	YTD 9/2005	2004	2003	2002

Income Statement Data

Interest income	$ 73,221	$ 67,663	$64,474	$63,240	$59,265	$38,646	$36,907	$36,608	$ 35,927	$34,281	$35,317	$205,358	$198,058	$142,132	$100,325
Interest expense	19,420	16,581	14,624	13,566	11,856	7,557	7,392	6,804	6,839	7,480	7,738	50,625	40,371	28,860	23,797
Net interest income	53,801	51,082	49,850	49,674	47,409	31,089	29,515	29,804	29,088	26,801	27,579	154,733	157,687	113,272	76,528
Provision for credit losses	-	1,400	1,000	3,667	1,479	1,100	1,075	1,075	1,050	950	1,475	2,400	7,321	4,550	3,888
Net interest income after provision for credit losses	53,801	49,682	48,850	46,007	45,930	29,989	28,440	28,729	28,038	25,851	26,104	152,333	150,367	108,722	72,640
Service fees	5,778	5,426	4,822	5,434	5,570	3,273	3,127	3,188	3,256	3,198	2,914	16,026	17,404	12,556	8,640
Brokerage fees & commissions	2,735	2,879	3,129	3,188	2,736	3,014	2,891	2,554	2,635	2,370	1,939	8,743	11,829	9,498	9,012
Mortgage banking revenue, net	3,256	228	1,350	1,665	1,942	2,399	1,649	1,200	3,160	2,834	4,279	4,834	7,655	11,473	9,073
Gain (loss) on sale of securities	28	1,398	-	-	13	6	-	2	10	2,136	7	1,426	19	2,155	(497)
Other income (3)	1,985	1,993	1,301	7,930	1,412	716	793	760	455	1,100	1,045	5,279	10,851	3,361	2,113
Total noninterest income	13,782	11,924	10,602	18,217	11,673	9,408	8,460	7,704	9,516	11,638	10,184	36,308	47,758	39,043	28,341
Salaries and employee benefits	20,708	20,361	20,279	20,248	19,685	13,753	13,665	13,583	13,438	13,171	12,899	61,348	67,351	53,090	37,117
Occupancy and equipment	6,291	6,109	6,133	5,809	5,688	4,153	4,115	3,770	3,534	3,947	3,582	18,533	19,765	14,834	9,596
Other non interest expense	10,084	9,791	8,922	9,820	10,150	6,550	5,946	6,077	6,332	6,760	6,093	28,797	32,466	25,263	17,249
Total noninterest expense	37,083	36,261	35,334	35,877	35,523	24,456	23,726	23,430	23,304	23,878	22,574	108,678	119,582	93,187	63,962
Income before income tax & merger expense	30,500	25,345	24,118	28,347	22,080	14,941	13,174	13,003	14,250	13,611	13,714	79,963	78,542	54,578	37,020
Provision for income taxes	10,577	9,243	9,038	10,383	7,301	5,464	4,645	4,412	4,983	4,807	4,925	28,858	27,793	19,127	13,332
Net income before merger expenses	$ 19,923	$ 16,102	$15,080	$17,964	$14,779	$9,477	$8,529	$8,591	$9,267	$8,804	$8,789	$51,105	$50,749	$35,451	$23,689
Merger expenses net of tax benefit	-	96	61	1,695	1,411	346	131	-	251	672	409	157	3,583	1,332	1,721
Net income	$ 19,923	$ 16,006	$15,019	$16,269	$13,368	$9,131	$8,398	$8,591	$9,016	$8,132	$8,380	$50,948	$47,166	$34,119	$21,968

Share Data

Before Merger Expenses:
Basic earnings per common share	$0.45	$0.36	$0.34	$0.41	$0.35	$0.33	$0.30	$0.30	$0.33	$0.31	$0.31	$1.15	$1.42	$1.25	$1.13
Diluted earnings per common share	$0.44	$0.36	$0.34	$0.40	$0.34	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$1.14	$1.40	$1.24	$1.11
After Merger Expenses:
Basic earnings per common share	$0.45	$0.36	$0.34	$0.37	$0.32	$0.32	$0.30	$0.30	$0.32	$0.29	$0.30	$1.15	$1.32	$1.21	$1.04
Diluted earnings per common share	$0.44	$0.36	$0.33	$0.36	$0.31	$0.32	$0.29	$0.30	$0.31	$0.28	$0.29	$1.13	$1.30	$1.19	$1.03
Tangible book value per common share	$7.19	$6.92	$6.51	$6.31	$5.97	$5.76	$5.99	$5.61	$5.36	$5.10	$4.86	$7.19	$6.31	$5.61	$4.55
Book value per common share	$16.34	$16.08	$15.68	$15.55	$15.28	$11.41	$11.59	$11.23	$11.00	$10.77	$10.57	$16.34	$15.55	$11.23	$10.30
Cash dividends per common share	$0.08	$0.06	$0.06	$0.06	$0.06	$0.06	$0.04	$0.04	$0.04	$0.04	$0.04	$0.20	$0.22	$0.16	$0.16
Ratio of dividends declared to net income	17.87%	16.71%	17.77%	16.30%	19.74%	18.54%	13.57%	13.23%	12.59%	13.92%	13.50%	17.48%	17.22%	13.29%	16.09%
Shares outstanding	44,476,104	44,453,407	44,434,655	44,211,075	43,979,674	28,219,677	28,489,267	28,411,816	28,365,814	28,331,279	28,234,620	44,476,104	44,211,075	28,411,816	27,980,591
Basic weighted average shares of common stock outstanding	44,467,888	44,436,323	44,330,626	44,121,546	42,149,082	28,339,080	28,445,316	28,389,064	28,343,696	28,283,843	28,157,475	44,412,115	35,804,038	28,294,291	21,054,351
Common stock equivalents	553,991	551,999	631,877	749,393	740,631	325,199	373,883	413,101	359,195	384,083	412,669	572,077	541,405	371,779	251,686
Fully diluted weighted average shares of common stock outstanding	45,021,879	44,988,322	44,962,503	44,870,939	42,889,713	28,664,279	28,819,200	28,802,165	28,702,891	28,667,926	28,570,144	44,984,192	36,345,443	28,666,070	21,306,037

Reconciliation of core earnings per diluted share:
Net income per diluted share	$0.44	$0.36	$0.33	$0.36	$0.31	$0.32	$0.29	$0.30	$0.31	$0.28	$0.29	$1.13	$1.30	$1.19	$1.03
less non-core items, after tax:
MSR valuation recovery (impairment)	$0.01	$(0.03) $	-	$-	$-	$0.01	$0.01	$-	$0.02	$(0.02) $	-	$(0.02) $	0.01	$-	$(0.02)
Securities gains	$-	$0.02	$-	$-	$-	$-	$-	$-	$-	$0.05	$-	$0.02	$-	$0.05	$(0.01)
Corporate state tax credit	$0.01	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$0.01	$-	$-	$-
Gain on sale of discontinued operation	$-	$-	$-	$0.08	$-	$-	$-	$-	$-	$-	$-	$-	$0.09	$-	$-
Income from discontinued operation	$-	$-	$-	$-	$-	$0.01	$-	$0.01	$0.01	$0.01	$0.01	$-	$0.01	$0.02	$0.02
Merger related expense	$-	$-	$(0.01) $	(0.04) $	(0.03) $	(0.01) $	(0.01) $	-	$(0.01) $	(0.03) $	(0.02) $	-	$(0.10) $	(0.05) $	(0.08)
Core earnings, excluding items below	$0.42	$0.37	$0.34	$0.32	$0.34	$0.31	$0.29	$0.29	$0.29	$0.27	$0.30	$1.12	$1.29	$1.17	$1.12

Balance Sheet Data (at period end)

Investment securities	$ 708,737	$ 585,033	$652,849	$689,368	$752,417	$574,009	$518,496	$517,781	$ 422,973	$370,878	$374,000	$708,737	$689,368	$517,781	$349,615
Loans & leases, gross (excl held-for-sale)	3,696,820	3,612,004	3,532,061	3,467,904	3,323,137	2,152,417	2,073,875	2,003,587	1,935,482	1,877,238	1,823,311	3,696,820	3,467,904	2,003,587	1,778,315
Less: Allowance for credit losses	43,603	44,510	45,360	44,229	43,374	27,319	26,287	25,352	25,312	25,316	24,538	43,603	44,229	25,352	24,731
Loans & leases, net (excl held-for-sale)	3,653,217	3,567,494	3,486,701	3,423,675	3,279,763	2,125,098	2,047,588	1,978,235	1,910,170	1,851,922	1,798,773	3,653,217	3,423,675	1,978,235	1,753,584
Intangible assets	407,059	407,072	407,788	408,460	409,516	159,575	159,661	159,585	160,012	160,547	161,181	407,059	408,460	159,585	160,967
Total assets	5,186,382	5,038,615	4,981,654	4,873,035	4,944,340	3,153,291	2,997,782	2,963,815	2,811,195	2,747,057	2,645,915	5,186,382	4,873,035	2,963,815	2,555,964
Total deposits	4,092,966	3,972,920	3,953,670	3,799,107	3,919,271	2,479,115	2,428,926	2,378,192	2,263,211	2,282,909	2,178,769	4,092,966	3,799,107	2,378,192	2,103,790
Total shareholders' equity	726,764	714,737	696,947	687,613	671,977	322,039	330,237	318,969	311,987	305,104	298,469	726,764	687,613	318,969	288,159

Balance Sheet Data (averages)

Loans & leases, gross (excl held-for-sale)	$ 3,640,617	$ 3,555,336	$ 3,475,172	$ 3,388,503	$ 3,158,363	$ 2,125,031	$ 2,033,357	$1,945,568	$ 1,900,862	$ 1,827,360	$ 1,796,875	$3,557,648	$2,679,576	$1,868,165	$1,134,832
Loans held for sale	18,021	15,463	13,735	22,831	29,915	29,245	25,100	39,868	72,831	40,678	34,298	15,756	26,770	47,005	22,592
Earning assets	4,382,499	4,286,972	4,215,935	4,205,698	4,015,604	2,751,467	2,581,349	2,499,933	2,412,628	2,296,639	2,223,745	4,295,746	3,392,475	2,359,142	1,449,250
Total assets	5,088,738	4,980,367	4,908,401	4,918,386	4,693,725	3,106,392	2,941,964	2,863,045	2,759,590	2,636,203	2,579,051	4,993,162	3,919,985	2,710,388	1,614,775
Non interest bearing demand deposits	1,007,113	949,610	894,916	935,648	875,741	607,543	571,131	585,655	583,422	531,779	473,501	950,957	748,380	544,006	309,502
Interest bearing deposits	3,049,773	3,008,406	2,927,914	2,920,903	2,761,381	1,861,619	1,813,598	1,737,365	1,658,570	1,644,151	1,631,155	2,995,811	2,342,117	1,688,076	1,054,922
Interest bearing liabilities	3,308,962	3,273,642	3,264,258	3,255,602	3,143,938	2,145,309	2,021,049	1,937,556	1,843,889	1,772,521	1,760,894	3,282,451	2,644,525	1,829,240	1,124,753
Total shareholders' equity	717,827	704,466	693,551	679,387	628,667	327,064	324,191	314,184	305,751	301,314	292,767	705,371	490,724	303,569	161,774

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

													Years Ended December 31,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
	2005	2005	2005	2004	2004	2004	2004	2003	2003	2003	2003	YTD 9/2005	2004	2003	2002

Other Financial Data

Total loan charge-offs	$ 3,289	$ 3,239	$ 612	$ 3,443	$ 2,124	$ 415	$ 447	$ 1,591	$ 2,045	$ 466	$ 1,975	$ 7,140	$ 6,429	$ 6,077	$ 2,792
Total loan recoveries	2,382	989	743	631	659	347	307	556	991	294	307	4,114	1,944	2,148	558
Net loan charge-offs (recoveries)	907	2,250	(131)	2,812	1,465	68	140	1,035	1,054	172	1,668	3,026	4,485	3,929	2,234
Loans 90 days past due and still accruing	537	1,148	2,240	737	497	704	1,246	927	533	1,112	963	537	737	927	3,243
Non-accrual loans	7,720	19,458	21,420	21,836	27,299	11,648	10,554	10,498	12,861	20,767	16,853	7,720	21,836	10,498	15,152
Total nonperforming loans	8,257	20,606	23,660	22,573	27,796	12,352	11,800	11,425	13,394	21,879	17,816	8,257	22,573	11,425	18,395
Other real estate owned	213	213	213	979	641	724	1,711	2,529	2,452	2,504	3,430	213	979	2,529	2,209
Nonperforming assets	8,470	20,819	23,873	23,552	28,437	13,076	13,511	13,954	15,846	24,383	21,246	8,470	23,552	13,954	20,604

Selected Ratios

Net Income Before Merger Expenses:
Return on average total assets (annualized)	1.55%	1.30%	1.25%	1.45%	1.25%	1.23%	1.17%	1.19%	1.33%	1.34%	1.38%	1.37%	1.29%	1.31%	1.47%
Return on average tangible assets (annualized)	1.69%	1.41%	1.36%	1.58%	1.36%	1.29%	1.23%	1.28%	1.43%	1.43%	1.46%	1.49%	1.39%	1.39%	1.51%
Return on average total shareholders' equity (annualized)	11.01%	9.17%	8.82%	10.52%	9.35%	11.65%	10.58%	10.85%	12.02%	11.72%	12.17%	9.69%	10.34%	11.68%	14.64%
Return on average tangible shareholders' equity (annualized)	25.43%	21.74%	21.43%	26.46%	24.11%	22.76%	20.84%	22.10%	25.31%	25.19%	27.04%	22.94%	23.97%	24.80%	19.76%
Efficiency ratio (2) - Umpqua Bank only	50.78%	52.71%	53.62%	48.40%	55.43%	55.11%	58.16%	56.89%	55.94%	57.51%	54.98%	52.31%	53.51%	56.32%	55.58%
Efficiency ratio (2)	54.71%	57.24%	58.11%	52.55%	59.74%	60.09%	62.14%	62.10%	59.98%	61.55%	59.16%	56.62%	57.88%	60.70%	60.15%
Non interest revenue to Total revenue (TE)	20.33%	18.82%	17.44%	26.68%	19.63%	23.12%	22.16%	20.42%	24.49%	30.00%	26.69%	18.92%	23.11%	25.43%	26.65%
Effective tax rate	34.68%	36.47%	37.47%	36.63%	33.07%	36.57%	35.26%	33.93%	34.97%	35.32%	35.91%	36.09%	35.39%	35.05%	36.01%
Net Income After Merger Expenses:
Return on average total assets (annualized)	1.55%	1.29%	1.24%	1.32%	1.13%	1.18%	1.15%	1.19%	1.30%	1.24%	1.32%	1.36%	1.20%	1.26%	1.36%
Return on average tangible assets (annualized)	1.69%	1.40%	1.35%	1.44%	1.23%	1.25%	1.21%	1.28%	1.40%	1.32%	1.39%	1.49%	1.30%	1.34%	1.40%
Return on average total shareholders' equity (annualized)	11.01%	9.11%	8.78%	9.53%	8.46%	11.23%	10.42%	10.85%	11.70%	10.83%	11.61%	9.66%	9.61%	11.24%	13.58%
Return on average tangible shareholders' equity (annualized)	25.43%	21.61%	21.34%	23.96%	21.81%	21.93%	20.52%	22.10%	24.63%	23.27%	25.78%	22.87%	22.27%	23.87%	18.33%
Average yield on earning assets (1) (annualized)	6.65%	6.36%	6.24%	6.02%	5.91%	5.68%	5.78%	5.85%	5.95%	6.05%	6.51%	6.42%	5.87%	6.08%	7.02%
Interest expense to interest bearing liabilities(2)(annualized)	2.33%	2.03%	1.82%	1.66%	1.50%	1.42%	1.47%	1.39%	1.47%	1.69%	1.78%	2.06%	1.53%	1.58%	2.12%
Net interest spread (1)	4.32%	4.33%	4.42%	4.36%	4.41%	4.26%	4.31%	4.45%	4.48%	4.36%	4.73%	4.36%	4.34%	4.50%	4.91%
Interest expense to earning assets (annualized)	1.76%	1.55%	1.41%	1.28%	1.17%	1.10%	1.15%	1.08%	1.12%	1.31%	1.41%	1.58%	1.19%	1.22%	1.64%
Net interest margin (1) (annualized)	4.89%	4.81%	4.83%	4.74%	4.73%	4.57%	4.63%	4.77%	4.82%	4.74%	5.10%	4.84%	4.68%	4.85%	5.38%
Net interest margin (1) (annualized) - Umpqua Bank only	5.13%	5.05%	5.06%	4.96%	4.93%	4.74%	4.80%	4.91%	4.98%	4.90%	5.27%	5.08%	4.88%	5.01%	5.44%

Asset Quality Ratios

Allowance for credit losses to ending total loans and leases	1.22%	1.27%	1.32%	1.31%	1.34%	1.27%	1.27%	1.27%	1.31%	1.35%	1.35%	1.22%	1.31%	1.27%	1.39%
Nonperforming loans to ending total loans and leases	0.22%	0.57%	0.67%	0.65%	0.84%	0.57%	0.57%	0.57%	0.69%	1.17%	0.98%	0.22%	0.65%	0.57%	1.03%
Nonperforming assets to ending total assets	0.16%	0.41%	0.48%	0.48%	0.58%	0.41%	0.45%	0.47%	0.56%	0.89%	0.80%	0.16%	0.48%	0.47%	0.81%
Net loan charge-offs (recoveries) to avg loans and leases (annualized)	0.10%	0.25%	-0.02%	0.33%	0.18%	0.01%	0.03%	0.21%	0.22%	0.04%	0.38%	0.17%	0.17%	0.21%	0.20%

Capital Ratio

Average shareholders' equity to average assets	14.11%	14.14%	14.13%	13.81%	13.39%	10.53%	11.02%	10.97%	11.08%	11.43%	11.35%	14.13%	12.52%	11.20%	10.02%

Year to Date Growth

Loans & leases, gross (excl held-for-sale)	6.60%	4.16%	1.85%	73.08%	65.86%	7.43%	3.51%	12.67%	8.84%	5.56%	2.53%	6.60%	73.08%	12.67%	75.01%
Deposits	7.73%	4.58%	4.07%	59.75%	64.80%	4.24%	2.13%	13.04%	7.58%	8.51%	3.56%	7.73%	59.75%	13.04%	74.60%
Total assets	6.43%	3.40%	2.23%	64.42%	66.82%	6.39%	1.15%	15.96%	9.99%	7.48%	3.52%	6.43%	64.42%	15.96%	78.90%

Mortgage Banking Revenue

Gain (loss) on origination and sale	2,101	2,156	1,397	1,447	2,065	1,903	1,273	1,208	2,424	4,867	4,985	5,654	6,688	13,484	10,834
Servicing income before accelerated amortization	671	684	683	693	703	314	307	299	318	323	253	2,038	2,017	1,193	804
Accelerated servicing right amortization	(561)	(501)	(446)	(443)	(507)	(684)	(531)	(527)	(1,222)	(1,056)	(709)	(1,508)	(2,165)	(3,514)	(1,342)
Sub total before mortgage servicing right (MSR) valuation change	2,211	2,339	1,634	1,697	2,261	1,533	1,049	980	1,520	4,134	4,529	6,184	6,540	11,163	10,296
MSR valuation change	1,045	(2,111)	(284)	(32)	(319)	866	600	220	1,640	(1,700)	(250)	(1,350)	1,115	(90)	(1,221)
Total Mortgage Banking Revenue	3,256	228	1,350	1,665	1,942	2,399	1,649	1,200	3,160	2,434	4,279	4,834	7,655	11,073	9,075

Mortgage Servicing Right Asset

Gross Mortgage Servicing Right Asset	12,871	12,455	12,157	11,946	11,900	11,832	12,266	12,515	12,859	13,041	12,646	12,871	11,946	12,515	11,533
less: valuation reserve	(2,142)	(3,187)	(1,076)	(792)	(760)	(441)	(1,307)	(1,907)	(2,127)	(3,767)	(2,467)	(2,142)	(792)	(1,907)	(2,217)
Net Mortgage Servicing Right Asset	10,729	9,268	11,081	11,154	11,140	11,391	10,959	10,608	10,732	9,274	10,179	10,729	11,154	10,608	9,316
Net Mortgage Servicing Right Asset as % of serviced loan portfolio	1.06%	0.90%	1.05%	1.05%	1.02%	1.02%	0.95%	0.91%	0.91%	0.77%	0.90%	1.06%	1.05%	0.91%	0.91%

(1)	Tax exempt interest income has been adjusted to a tax equivalent basis at a 35% effective tax rate.
(2)	Efficiency ratio is noninterest expense divided by the sum of net interest income (tax equivalent basis) plus noninterest income.
(3)	The gain on sale of, and income from, the merchant bankcard operation, which is disclosed as a discontinued operation on the Company's financial statements, is included in other non-interest income above.